THE JEFFERSON FUND GROUP TRUST

Supplement dated November 21, 2001 to
Statement of Additional Information dated February 28, 2001

1.   Investment Strategies and Risks:
     -------------------------------

          On October 16, 2001, the shareholders of the Jefferson REIT Fund approved a change in the fundamental investment restriction respecting the REIT Fund's policy on borrowing money and issuing senior securities to allow the REIT Fund to borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Jefferson REIT Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the REIT Fund, when it leverages its investments, will increase more when the REIT Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Jefferson REIT Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Investment Company Act of 1940, the Jefferson REIT Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Jefferson REIT Fund's assets should fail to meet this 300% coverage test, the REIT Fund within three business days will reduce the amount of the REIT Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

2.   Fundamental Investment Restriction:
     ----------------------------------

          As mentioned above, on October 16, 2001, the shareholders of the Jefferson REIT Fund approved a change in the fundamental investment restriction respecting the REIT Fund's policy on borrowing money and issuing senior securities. In connection with the change, the following discussion supplements the discussion under the caption "FUNDAMENTAL INVESTMENT RESTRICTIONS" on pages 10 to 12 of the Statement of Additional Information:

          The REIT Fund may borrow money and issue senior securities to the extent permitted by the Act. The Growth and Income Fund will not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings. The Growth and Income Fund will not purchase securities while it has outstanding borrowings.

3.   Trustees:
     --------

          On October 16, 2001, the shareholders of the Jefferson REIT Fund and the Jefferson Growth and Income Fund elected nine (9) trustees, including two
(2) new trustees, Robert D. Parks and Roberta S. Matlin. In connection with the election of the new trustees, the following discussion supplements the discussion under the caption "MANAGEMENT INFORMATION" on pages 14 to 17 of the Statement of Additional Information:

Robert D. Parks*        Trustee    Mr. Parks served as Chairman of the Board,
2901 Butterfield Road              President and Chief Executive Officer of
Oak Brook, IL  60523               Inland Real Estate Corporation from October
58 years old                       1994 through July 2000 and from February 2001
                                   to the present. Mr. Parks is a founding
                                   stockholder and a Director of The Inland
                                   Group, Inc. Mr. Parks also serves on the board, or as an officer, of entities wholly-owned or controlled by The Inland
                                   Group, Inc. Mr. Parks is primarily
                                   responsible for managing the Inland Group affiliated broker-dealer and other marketing and investor relations activities. Mr. Parks is also Chairman of the Board, Chief
                                   Executive Officer and a Director of Inland
                                   Retail Real Estate Trust, Inc. He is a
                                   registered Direct Participation Program
                                   Principal with the National Association of Securities Dealers, Inc. and a member of the Real Estate Investment Association and the
                                   National Association of Real Estate
                                   Investment Trusts.


Roberta S. Matlin*      Trustee    Ms. Matlin joined The Inland Group, Inc. in
2901 Butterfield Road              1984 as a director of investor administration
Oak Brook, IL  60523               and currently serves as Senior Vice President
56 years old                       of Inland Real Estate Investment Corporation.
                                   From March 1995 to July 2000, Ms. Matlin was
                                   Vice President of Administration of Inland
                                   Real Estate Corporation. Ms. Matlin serves as a director of Inland Real Estate Investment
                                   Corporation and Inland Securities
                                   Corporation. She is President and a director of Inland Investment Advisors, Inc. and
                                   Intervest Southern Real Estate Corporation,
                                   Vice President of Administration of Inland
                                   Retail Real Estate Trust, Inc. and a director of Partnership Ownership Corporation. Ms.
                                   Matlin is a registered securities principal.

*Ms. Matlin and Messrs. Imperiale, Borden, Crowe and Parks are trustees who are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940.

4.   Investment Adviser:
     ------------------

          On October 16, 2001, the shareholders of the Jefferson REIT Fund approved a new Investment Advisory Agreement. The new Investment Advisory Agreement is effective as of October 16, 2001. In connection with the new Investment Advisory Agreement, the following discussion supplements the discussion under the caption "INVESTMENT ADVISORY AND OTHER SERVICES" on pages 20 and 21 of the Statement of Additional Information:


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

          Effective June 1, 2001, Inland Investment Advisors, Inc. ("Inland") became the investment adviser to the REIT Fund, pursuant to an interim investment advisory agreement that was replaced by an investment advisory agreement approved by the shareholders of the REIT Fund, effective October 16, 2001. Prior to June 1, 2001, Uniplan acted as the investment adviser to the REIT Fund, pursuant to an investment advisory agreement that was entered into at the inception of the REIT Fund.

          Inland's address is 2901 Butterfield Road, Oak Brook, IL 60523. Inland supervises and manages the investment portfolio of the REIT Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the REIT Fund (subject to such policies as the trustees of the Trust may determine).

          Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the REIT Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. The Inland Group, Inc. is controlled by Mr. Daniel L. Goodwin, its Chairman of the Board and Chief Executive Officer. His address is 2901 Butterfield Road, Oak Brook, Illinois 60573.

          Ms. Matlin is the President and a director of Inland. Mr. Parks is a director of Inland and The Inland Group, Inc. The name, address and principal occupation of Ms. Matlin and Mr. Parks are set forth above. The only other director of Inland is Ms. Brenda Gujral, who is also Vice President of Inland and President of Inland Real Estate Investment Corporation. Her address is also 2901 Butterfield Road, Oak Brook, Illinois 60523.

          The new investment advisory agreement contains substantially the same terms and conditions as the former investment advisory agreement with Uniplan. It differs from the former investment advisory agreement in one principal respect. Under the former investment advisory agreement, the advisory fee paid to the adviser is a set fee based on a percentage of net assets. Under the new investment advisory agreement, Inland is paid a fee based on the REIT Fund's performance. In some circumstances this advisory fee may be less than the advisory fee under the former investment advisory agreement, but the advisory fee based on the REIT Fund's performance will generally be greater than the advisory fee under the former investment advisory agreement.

          For its services to the REIT Fund under the new investment advisory agreement, Inland will receive a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.00% of the REIT Fund's average daily net assets (the base fee) minus or plus a fee based on the performance of the Class A Shares of the REIT Fund relative to the National Association of Real Estate Investment Trust Composite Index (the "Index") for the previous twelve month period (the "Performance Fee"). The Performance Fee is a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of the Class A Shares and the performance of the Index for the previous twelve month period.

          In no event will the annual total fee paid to Inland be higher than 1.50% of the average daily net assets of the REIT Fund or lower than 0.50% of the average daily net assets of the REIT Fund. Since the fee to be received by Inland is based in part on Inland's performance, there exists the risk that Inland might take undue risks to increase the REIT Fund's investment performance. In effect, the Performance Fee rewards Inland if the total return of the assets of the REIT Fund is greater than the total return of the Index and penalizes Inland if the total return of the assets of the REIT Fund is not greater than the total return of the Index. To mitigate the concern that Inland might be encouraged to take undue risks under the performance fee arrangement, the trustees have obtained assurances that Inland will manage the assets of the REIT Fund in the same manner that it would manage accounts without a performance fee.

          Inland has agreed to reimburse the REIT Fund for expenses in excess of 2.50% of the REIT Fund's average daily net assets. Inland's reimbursement commitment is terminable on 60 days notice.

          During the last fiscal year of the Trust, Inland was not an adviser to either of the Jefferson Funds and was not paid any advisory fees. The new investment advisory agreement will remain in effect as long as its continuance is specifically approved at least annually (a) by the trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the REIT Fund; and (b) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or interested persons of Inland cast in person at a meeting called for the purpose of voting on such approval. The new investment advisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the trustees of the Trust or by vote of a majority of the REIT Fund's shareholders, on sixty days written notice to Inland and by Inland on the same notice to the REIT Fund, and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940.

          The new investment advisory agreement provides that Inland will not be liable to the REIT Fund or its shareholders for anything other than wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new investment advisory agreement also provides that Inland and its officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                                      * * *

          Shareholders who have questions concerning the Jefferson Funds should call 1-800-216-9785 or write to:

     The Jefferson Fund Group Trust
     c/o Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI  53201-0701


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